Exhibit 99.2

1Q22 Investor Presentation April 19, 2022

Disclosures CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected returns and other benefits of the merger with Reliant Bancorp, Inc . (“Reliant”) to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on United’s capital ratios . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customer, supplier, employee or other business partner relationships, (3) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (4) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the merger, (5) the risks relating to the integration of Reliant’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (6) the risk of potential litigation or regulatory action related to mergers , (7) the risks associated with United’s pursuit of future acquisitions, (8) the risk of expansion into new geographic or product markets, (9) the dilution caused by United’s issuance of additional shares of its common stock in mergers, and (10) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and other documents subsequently filed by United with the SEC . Many of these factors are beyond United Community Banks, Inc . ’s (“United”) ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United . United qualifies all forward - looking statements by these cautionary statements . 2

Disclosures NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating ,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “ Efficiency ratio – operating,” “Expenses – operating,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation . 3

United Community Banks, Inc.

Committed to Service Since 1950



Regional Full Service Branch Network
National Navitas and SBA Markets
Banking Offices

Premier Southeast Regional Bank

- ✓ Metro-focused branch network with locations in the fastest growing MSAs in the Southeast
- ✓ 188 branches, 10 LPOs, and 8 mortgage loan offices across six Southeast states
- ✓ Top 10 market share in GA, SC and TN
- ✓ Proven ability to integrate – 12 transactions completed over the past 10 years

Extended Navitas and SBA Markets

- ✓ Offered nationwide
- ✓ SBA business has both in-footprint and national business (4 specific verticals)
- ✓ Navitas subsidiary is a technology enabled small-ticket, essential-use commercial equipment finance provider

Note: See glossary located at the end of this presentation for reference on certain acronyms

Company Overview

$24.4
BILLION IN TOTAL ASSETS

$4.6
BILLION IN AUA

12.5%
TIER 1 RBC

$0.21
QUARTERLY DIVIDEND – UP 11% YOY

198
BANKING OFFICES ACROSS THE SOUTHEAST

#1 IN CUSTOMER SATISFACTION
in 2022 with Retail Banking in the Southeast – J.D. Power

$14.3
BILLION IN TOTAL LOANS

$21.1
BILLION IN TOTAL DEPOSITS

100 BEST BANKS IN AMERICA
in 2022 for the ninth consecutive year - Forbes

#2 Highest Net Promoter Score
among all banks nationwide – J.D. Power

TOP 10 WORLD'S BEST BANKS
and **#3 in the United States** - Forbes

BEST BANKS TO WORK FOR
in 2021 for the fifth consecutive year – American Banker

4

$22.15 $23.63 $24.38 $17.83 $18.42 $17.08 1Q21 4Q21 1Q22 Book Value Per Share GAAP Tangible $0.43 Diluted earnings per share - GAAP $0.50 Diluted earnings per share - operating 0.78% Return on average assets - GAAP 0.89% Return on average assets - operating 1.52% PTPP return on average assets - operating 0.06% Cost of deposits 38% DDA / Total Deposits 6.8% Return on common equity - GAAP 11.0% Return on tangible common equity - operating 68% Loan to Deposit ratio Other 1Q notable items: $18.3 mm initial provision to establish reserve for Reliant loans ($0.13 EPS) $6.4 mm MSR write - up ($0.05 EPS) $3.7 mm securities losses ( - $0.03 EPS ) 1Q22 Highlights (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance $0.82 $0.55 $0.43 $0.83 $0.64 $0.50 1Q21 4Q21 1Q22 Diluted Earnings Per Share GAAP Operating (1) 1.62% 0.96% 0.78% 1.65% 1.10% 0.89% 1Q21 4Q21 1Q22 Return on Average Assets GAAP Operating 1.80% 1.21% 1.37% 1.83% 1.40% 1.52% 1Q21 4Q21 1Q22 PTPP Return on Average Assets PTPP Operating PTPP (1) (1) (1) (1) (1) (1) 9.4% Annualized 1Q EOP core loan growth (excluding Reliant) 6.8% Annualized 1Q EOP total deposit growth (excluding Reliant) (1) 5

Long - Term Financial Performance & Shareholder Return 6 (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance (1) (1) 0.98% 1.06% 1.09% 1.40% 1.51% 1.07% 1.42% 0.89% 2015 2016 2017 2018 2019 2020 2021 1Q22 ROA - Operating UCBI KRX 10.24% 11.86% 12.02% 15.69% 15.81% 12.24% 17.33% 11.00% 2015 2016 2017 2018 2019 2020 2021 1Q22 ROTCE - Operating UCBI KRX $417 $271 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Shareholder Return $ UCBI Outperformance Performance for the period ended April 15, 2022 United Community Banks, Inc. KBW Nasdaq Regional Bank Index (KRX) 1 - YEAR - 5% - 4% 3 - YEAR 121% 60% 5 - YEAR 206% 110% 10 - YEAR 318% 175%

67.9 72.5 11.9% 12.1% 4.9% 3.2% '27 Proj. '22 - '27 Proj. Median Fastest Growing Pop. Growth '22 Household Southeast MSAs (1) % Population Income 1. Nashville, TN 6.10 2,015,914 $89,164 2. Orlando, FL 5.64 2,694,186 $78,749 3. Atlanta, GA 5.38 6,206,533 $88,792 4. Raleigh, NC 5.14 1,426,329 $99,125 5. Jacksonville, FL 4.82 1,613,916 $82,819 6. Tampa, FL 4.79 3,277,020 $73,066 7. Charlotte, NC 4.47 2,697,040 $82,505 8. Richmond, VA 4.46 1,328,751 $83,105 9. Birmingham, AL 4.25 1,120,659 $72,525 10. Washington, D.C. 4.05 6,441,102 $125,882 (1) Includes MSAs with a population of greater than 1,000,000 (2) Data by MSA shown on a weighted average basis by deposits United MSA Presence Footprint Focused on High - Growth MSAs in Southeast Projected Population Growth (2) 2022 – 2027 (%) Projected Household Income Growth (2) 2022 – 2027 (%) Median Household Income (2) ($ in thousands) National Avg. National Avg. National Avg. 7

38% 22% 25% 7% 8% DDA MMDA Savings Time NOW Outstanding Deposit Franchise 8 Note: Core transaction accounts include demand deposits, interest - bearing demand, money market and savings accounts, excluding public funds deposits x Total deposits were up $2.8 billion from 4Q21 and up $5.1 billion YOY • Excluding Reliant, 1Q22 total deposits grew $310 million, or 6.8% annualized • Excluding Reliant and Aquesta , total deposits were up $1.9 billion, or 11.9% YOY x Core transaction deposits were up $2.6 billion from 4Q21 and up $4.5 billion YOY • Excluding Reliant, 1Q22 core transactions deposits grew $478 million, or 13.4% annualized • Excluding Reliant and Aquesta , core transaction deposits were up $1.7 billion, or 13.8% YOY x Cost of deposits were flat from 4Q21 at 0.06% in 1Q22, despite the addition of Reliant and rate increases 1Q22 Total Deposits 21.1 billion Cost of Deposits Trend 0.56% 0.38% 0.25% 0.17% 0.14% 0.09% 0.07% 0.06% 0.06% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

43% 10% 23% 1% 13% 5% 3% 2% Residential Mortgage Manufactured Housing Well Diversified Loan Portfolio 1 Q22 Total Loans $14.3 billion Note: C&I includes commercial and industrial loans, owner - occupied CRE loans and Navitas (equipment finance) loans Quarter Highlights x Loans, excluding PPP and Reliant loans, increased $277 million, or 9.4% annualized x Sold $45.6 million of out of market Reliant loans x Strong organic growth was driven by C&I and commercial construction, with 1Q22 growth of 4.3% and 2.3%, respectively x Added a $269 million manufactured housing portfolio from Reliant that makes up 2% of total loans Granular Loan Portfolio x Construction & CRE ratio as a percentage of total RBC = 77%/210% x Top 25 relationships total $723 million, or 5.0% of total loans x SNCs outstanding of $241 million, or 1.7% of total loans x Project lending limit of $25 million x Relationship lending limit of $40 million 9 C&I Commercial Construction CRE Other Consumer Home Equity Residential Construction

$10.8 $16.0 $10.9 $16.3 $11.0 $16.9 $11.8 $18.2 $14.3 $21.1 $0.9 $0.5 $0.2 $0.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Loans Deposits Loans Deposits Loans Deposits Loans Deposits Loans Deposits 1Q21 2Q21 3Q21 4Q21 1Q22 Loans excluding PPP PPP Loans 73% 70% 66% 64% 68% 47% 57% 67% 77% 87% 97% Deposit Growth Creates Remix Opportunity Loans and Deposits 10 $ in billions Note: Loan growth excludes PPP loans and adjusts for the Aquesta acquisition that closed October 1, 2021 and the Reliant acquisition that closed January 1, 2022. Deposit growth also adjusts for the Aquesta and Reliant acquisitions. Loans / Deposits % 1Q21 2Q21 3Q21 4Q21 1Q22 Annualized Core Loan Growth % 3% 5% 4% 7% 9% Loan Yield % 4.44% 4.40% 4.54% 4.18% 4.18% Annualized Core Deposit Growth % 20% 8% 13% 17% 13% Deposit Cost % 0.14% 0.09% 0.07% 0.06% 0.06%

11 x Regulatory ratios declined as expected primarily due to closing the Reliant acquisition x Quarterly dividend of $ 0.21 per share, an increase of 11% YOY x Unrealized securities losses in OCI increased by $153 million to $177 million in 1Q22 x There were no share repurchases during 1Q22 *1Q22 regulatory capital ratios are preliminary Capital Common Equity Tier 1 Capital 12.3% 12.6% 12.6% 12.5% 12.0% + 0.5% 11.9 % Tier 1 Risk-Based Capital 13.1 13.3 13.4 13.2 12.2 + 1.0 12.5 Total Risk-Based Capital 14.9 15.1 14.9 14.7 14.2 + 0.5 14.3 Leverage 9.4 9.3 9.2 8.8 8.9 - 0.1 8.9 Tangible Common Equity to Tangible Assets 8.6 8.7 8.5 8.1 8.3 - 0.2 7.7 Tangible Book Value per share $17.83 $18.49 $18.68 $18.42 $17.08 Holding Company 4Q213Q212Q211Q21 1Q22* vs. KRX 4Q21 KRX Peer Median UCBI

$132.1 $137.6 $163.8 1Q21 4Q21 1Q22 Net Interest Revenue / Margin (1) $ in millions x Net interest margin increased 16 bps from 4Q21, primarily driven by the Reliant acquisition, increased interest rates and a s hif t from cash into securities x Core net interest margin of 2.90%, which excludes PPP fees and loan accretion, was up 24 bps in 1Q22 from 2.66% in 4Q21 x L oan accretion totaled $3.1 million and contributed 6 bps to the margin, down 2 bps from 4Q21 x PPP fees contributed 2 bps in 1Q22 compared to 8 bps in 4 Q21 x 49% of total loans are floating rate, but 9% are currently priced at their floors. With 50 bps of rate hikes, 46% of loans wi ll be floating x 23% of securities are floating rate 3.22% 2.81% 2.97% 2.85% 2.66% 2.90% Net Interest Revenue ($ in millions) Net Interest Margin Core Net Interest Margin (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes PPP fees and loan accretion (1) 12 1Q22 NIM Expansion (2) 2.97% 2.81% 0.06% 0.03% ( 0.02% ) ( 0.06% ) 0.15% 4Q NIM Liquidity Investment Higher Interest Rates / Mix / Other Loan Accretion PPP Fees Reliant Acquisition 1Q NIM (%)

Noninterest Income $ in millions $7.6 $8.4 $9.4 $8.6 $9.1 $10.0 $8.4 $9.0 $7.8 $4.7 $3.5 $3.8 $5.5 $6.1 $5.9 $22.6 $11.1 $13.8 $10.9 $16.1 $1.0 $4.1 $2.4 $3.8 $3.2 1Q21 2Q21 3Q21 4Q21 1Q22 Service Charges Other Brokerage / Wealth Mgmt Mortgage Loan sale gains $35.8 Linked Quarter x Fees up $1.8 million • Mortgage fees up $5.2 million from 4Q21 primarily due to a $6.4 million increase in the mark on the MSR asset • Rate locks were up with $757 million compared to $695 million in 4Q21 • M ortgage closings of $462 million compared to $522 million in 4Q21 • 1Q22 mortgage production purchase/refi mix was 69%/31% • Gain on sale of SBA loans was $2.5 million on $28.3 million of loan sales • Gain on sale of equipment finance loans was $732 thousand on $23.4 million of loan sales • Reliant added approximately $3.2 million of noninterest income • The decline in other income reflects $3.7 million of securities losses Year - over - Year x Fees down $5.7 million • Mortgage rate locks down 24% compared to last year ($757 million in 1Q22 compared to $933 million in 1Q21) as volume and gain on sale have declined YOY 13 $44.7 $39.0 $40.1 $37.2

$95.2 $95.5 $96.7 $109.2 $119.3 $93.7 $94.5 $95.3 $99.2 $110.3 1Q21 2Q21 3Q21 4Q21 1Q22 53.6% 54.5% 53.1% 62.1% 57.4% 52.7% 53.9% 52.3% 56.5% 53.1% Efficiency Ratio Expenses Disciplined Expense Management $ in millions Linked Quarter x GAAP and operating expenses increased 9.2% and 11.2%, respectively • Primary reason for 1Q increase is due to the inclusion of Reliant expenses • Efficiency ratio improved to 53.1% as legacy UCBI expenses were improved on an absolute basis, full Aquesta cost savings were realized and a portion of the expected Reliant cost savings were realized Year - over - Year x GAAP and operating expenses increased 25.3% and 17.7%, respectively • The majority of the increase is driven by the Reliant acquisition, which closed on January 1, 2022, the Aquesta acquisition, which closed on October 1, 2021 and the FinTrust acquisition, which closed on July 6, 2021 (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GAAP p erformance measures 14 GAAP Operating (1) GAAP Operating (1)

Credit Quality x 1Q22 net charge - offs of $2.98 million, or 0.08% of average loans, annualized x The provision for credit losses was $23.1 million, including $18.3 million to establish the Reliant initial loan loss reserve Net Charge - Offs as % of Average Loans Provision for Credit Losses & NCOs ($ in millions) 15 0.09% 0.05% - 0.01% - 0.02% 0.02% 0.01% 0.08% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $21.8 $2.9 ($12.3) ($13.6) ($11.0) ($0.6) $23.1 $2.5 $1.5 ($0.3) ($0.5) $0.6 $0.2 $3.0 -$13.6 -$8.6 -$3.6 $1.4 $6.4 $11.4 $16.4 $21.4 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Provision for Credit Losses $ Net Charge-Offs $

x Special mention loans decreased by 0.50% (from $304 million in 4Q21 to $298 million in 1Q22, a decrease of $6 million) x Substandard , but still accruing loans, declined 0.21% quarter over quarter as a % of total loans x Non - performing assets increased by $8.0 million during the quarter and stand at 0.29% of total loans Higher - Risk Loan Trends Special Mention & Substandard Accruing Loans as a % of Total Loans Non - Performing Assets as a % of Total Loans 16 0.48% 0.41% 0.41% 0.28% 0.29% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 1Q21 2Q21 3Q21 4Q21 1Q22 3.2% 3.2% 2.5% 2.6% 2.1% 1.5% 1.7% 1.6% 1.4% 1.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1Q21 2Q21 3Q21 4Q21 1Q22 Special Mention (%) Substandard Accruing(%)

17 ACL Walk Forward Note: ACL includes the reserve for unfunded commitments ACL / Loans: 0.97% 1.02% $113,524 $146,369 $3,373 ( $552 ) ( $2,978 ) $116 $1,825 $12,737 $18,324 4Q21 ACL Loan Growth Reserve for Unfunded Commitments (net of Reliant) NCOs Specific Reserve Model / Forecast Changes Reliant Day 1 PCD Credit Allowance Reliant Day 2 Non PCD Double Dip 1Q22 ACL ($000)

1Q22 INVESTOR PRESENTATION Exhibits

Blended Cash and Securities Yield Cash and Securities 19 $ in billions $2.5 $2.4 $3.1 $3.6 $4.3 $4.9 $5.3 $5.7 $6.4 $0.4 $1.2 $0.9 $1.5 $1.2 $1.3 $1.7 $2.2 $1.7 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Investments ($) Fed Funds & Interest Earning Cash ($) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Securities Yield % 2.77% 2.84% 2.68% 2.21% 1.83% 1.62% 1.58% 1.51% 1.46% 1.55% Blended Yield % 2.56% 2.63% 2.14% 1.61% 1.36% 1.30% 1.31% 1.19% 1.10% 1.24% Avg. 10 - Yr Treasury % 1.80% 1.38% 0.69% 0.65% 0.86% 1.31% 1.58% 1.32% 1.53% 1.95%

Interest Rate Sensitivity 20 x 4.47% asset sensitivity in +100 bps ramp x One 25 bps Fed rate hike is worth approximately 4 bps to net interest margin x 22% Beta assumed for discretionary non maturity deposits x Other relevant data points x Approximately $5.8 billion or 49% of loans are floating rate loans x Approximately $1 billion of loans are at their floor, $700 million of which would begin floating after 50 bps of rate hikes 1.30% 5.39% 11.06% 1.30% 4.47% 7.31% +25 bps +100 bps +200 bps Net Interest Income Sensitivity % Change - Shocks % Change - Ramps

x Navitas 8% of total loans x Navitas 1Q22 NCOs = 0.10% x Economic recovery and government intervention driving historically low loss rates x Navitas ACL - Loans equated to 1.68% as of 1Q22 Navitas Performance $ in millions 21 $126 $94 $134 $145 $148 $181 $186 $204 $213 8.9% 9.4% 22.6% 19.7% 22.9% 24.7% 19.7% 25.8% 24.3% 9.45% 9.39% 9.19% 9.12% 9.08% 9.08% 9.01% 8.89% 8.85% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $50 $100 $150 $200 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Originations $ Loan Growth % (ann.) Portfolio Yield %

Expanding Mortgage Throughout the Footprint x Gain on sale % has declined to pre - pandemic levels x 1Q22 gain on sale understated due to unrealized hedging gains with the total economics closer to 3.5% x Purchase / Refi mix has shifted from 42% / 58% in 1Q21 to 69% / 31% in 1Q22 x Technology investments have also paid off as we have been able to better market to our existing customers and also have enabled us to cut processing costs and process times x We have added loan originators in both Florida and Tennessee markets 22 $ in millions $801 $802 $910 $792 $993 $702 $731 $695 $757 $259 $395 $402 $410 $336 $407 $320 $285 $207 2.8% 4.3% 5.4% 5.1% 4.4% 3.9% 4.8% 3.7% 2.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $200 $400 $600 $800 $1,000 $1,200 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Mortgage locks $ Loans sold $ Gain on sale %

23 x Senior Care lending team are dedicated specialists with significant experience in the space x Senior Care portfolio outstanding for UCBI totaled $518 million as of 1Q22, or 4 % of total loans x As of March 31, $6.7 million of Senior Care loans were in nonaccrual x As of March 31, $144 million of Senior Care loans were special mention and $66 million were substandard accruing 1% 20% 25% 49% 6% Selected Segments – Senior Care $ in millions $11 $7 $21 $46 $48 $64 $73 $73 $66 $13 $13 $34 $100 $172 $170 $170 $169 $144 $463 $486 $503 $511 $535 $537 $549 $520 $518 $0 $100 $200 $300 $400 $500 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Nonaccruals $ Substandard Accruing $ Special Mention $ Pass $

Non - GAAP Reconciliation Tables $ in thousands, except per share data 24 1Q21 2Q21 3Q21 4Q21 1Q22 Expenses Expenses - GAAP 95,194$ 95,540$ 96,749$ 109,156$ 119,275$ Merger-related and other charges (1,543) (1,078) (1,437) (9,912) (9,016) Expenses - Operating 93,651$ 94,462$ 95,312$ 99,244$ 110,259$ Diluted Earnings per share Diluted earnings per share - GAAP 0.82$ 0.78$ 0.82$ 0.55$ 0.43$ Merger-related and other charges 0.01 0.01 0.01 0.09 0.07 Diluted earnings per share - Operating 0.83 0.79 0.83 0.64 0.50 Book Value per share Book Value per share - GAAP 22.15$ 22.81$ 23.25$ 23.63$ 24.38$ Effect of goodwill and other intangibles (4.32) (4.32) (4.57) (5.21) (7.30) Tangible book value per share 17.83$ 18.49$ 18.68$ 18.42$ 17.08$ Return on Tangible Common Equity Return on common equity - GAAP 15.37% 14.08% 14.26% 9.32% 6.80 % Effect of merger-related and other charges 0.26 0.17 0.22 1.42 1.03 Return on common equity - Operating 15.63 14.25 14.48 10.74 7.83 Effect of goodwill and intangibles 4.05 3.56 3.75 3.19 3.17 Return on tangible common equity - Operating 19.68% 17.81% 18.23% 13.93% 11.00 % Return on Assets Return on assets - GAAP 1.62% 1.46% 1.48% 0.96% 0.78 % Merger-related and other charges 0.03 0.02 0.02 0.14 0.11 Return on assets - Operating 1.65% 1.48% 1.50% 1.10% 0.89%

Non - GAAP Reconciliation Tables $ in thousands, except per share data 25 1Q21 2Q21 3Q21 4Q21 1Q22 Return on Assets to return on assets- pre-tax pre-provision Return on assets - GAAP 1.62% 1.46% 1.48% 0.96% 0.78 % Income tax expense 0.46 0.47 0.45 0.26 0.20 (Release of) provision for credit losses (0.28) (0.29) (0.23) (0.01) 0.39 Return on assets - pre-tax, pre-provision 1.80 1.64 1.70 1.21 1.37 Merger-related and other charges 0.03 0.03 0.03 0.19 0.15 Return on assets - pre-tax, pre-provision, excluding merger-related and other charges 1.83% 1.67% 1.73% 1.40% 1.52 % Efficiency Ratio Efficiency Ratio - GAAP 53.55% 54.53% 53.11% 62.12% 57.43 % Merger-related and other charges (0.87) (0.61) (0.78) (5.64) (4.34) Efficiency Ratio - Operating 52.68% 53.92% 52.33% 56.48% 53.09 % Tangible common equity to tangible assets Equity to assets ratio - GAAP 10.95% 11.04% 10.89% 10.61% 11.06 % Effect of goodwill and other intangibles (1.86) (1.82) (1.87) (2.06) (2.94) Effect of preferred equity (0.52) (0.51) (0.49) (0.46) (0.40) Tangible common equity to tangible assets ratio 8.57% 8.71% 8.53% 8.09% 7.72 % Allowance for credit losses - total to loans Allowance for credit losses - total to loans (GAAP) 1.16% 1.08% 0.99% 0.97% 1.02 % Effect of PPP loans 0.10 0.04 0.01 0.00 0.00 Allowance for credit losses - total to loans, excluding PPP loans 1.26% 1.12% 1.00% 0.97% 1.02%

Glossary 26 ACL – Allowance for Credit Losses MLO – Mortgage Loan Officer ALLL – Allowance for Loan Losses MTM – Marked-to-market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NPA – Non-Performing Asset CET1 – Common Equity Tier 1 Capital NSF – Non-sufficient Funds CRE – Commercial Real Estate OO RE – Owner Occupied Commercial Real Estate CSP – Customer Service Profiles PCD – Loans Purchased with Credit Deterioration DDA – Demand Deposit Account PPP – Paycheck Protection Program EOP – End of Period PTPP – Pre-Tax, Pre-Provision Earnings EPS – Earnings Per Share RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration KRX – KBW Nasdaq Regional Banking Index TCE – Tangible Common Equity LPO – Loan Production Office USDA – United States Department of Agriculture YOY – Year over Year